SCHEDULE C
REGISTRATION RIGHTS AGREEMENT

THIS AGREEMENT effective as of the 29th day of June, 2011.

AMONG:

YA ZHU SILK, INC., a corporation governed by the laws of the State of Nevada and having an office at 112 North Curry Street, Carson City, Nevada, USA 89703
Facsimile (+1) (775) 546-6134

(“YaZhu”)

AND:

KUNEKT CORPORATION, a corporation governed by the laws of the State of Nevada and having an office at Unit 1, 12/F International Commerce Centre, 1 Austin Road West, Kowloon, Hong Kong
Facsimile (+852) 3669-8300

(“Kunekt”)

AND:

AMS-INT ASIA LIMITED, a company incorporated under the laws of Hong Kong and having an address at Unit 04,7/F, Bright Way Tower, No. 33 Mong Kok Road, Kowloon, Hong Kong
Facsimile (+852) ____________________

(the “Target”)

AND:

MATT LI, a businessman with a business address 7-11771, Horseshoe Way, Richmond, BC, V7A 4V4
Facsimile (+1) ________________

(“Li”)

AND:

FERNGRUI YUE, a businessman with a business address 1607-LanBao Bldg, Xi Da Wang Lu, Chaoyang District, Beijing, China
Facsimile (+86) ________________

(“Yue”)

AND:

BEIJING YIYUEQIJI SCIENCE AND TECHNOLOGY DEVELOPMENT LTD. INC., a company incorporated under the laws of PRC, with its head office located at 1607, Lanbao International Center, West of Dawang Rd, Chaoyang District, Beijing China
Facsimile (+86) ________________

(“Yiyueqiji”)

AND:

GUANGZHOU XINWEI COMMUNICATIONS TECHNOLOGY LTD. INC., a company incorporated under the laws of PRC, with its head office located at Level 4 – Annex Building, GuangPu Xi Lu, Science City, Development Zone, GuangZhou, China
Facsimile (+86) ________________

(“XinWei”)

AND:

MARK BRUK, a businessman with a business address #302 – 738 Broughton Street, Vancouver, BC, Canada V6G3A7
Facsimile (+1) (435) 921-3672

(“Bruk”)

WHEREAS:

A.

Kunekt, Target, Li, Yue, Yiyueqiji, XinWei, and Bruk (the “Holders”) and YaZhu entered into a master amending agreement (the “Master Amending Agreement”) dated June 29, 2011, whereby YaZhu agreed to grant registration rights for all Common Stock (the “Registerable Shares”) issued to the Holders pursuant to the Master Amending Agreement and related agreements; and

B.

The terms of the Master Amending Agreement provide that it shall be a condition precedent to the closing of the transactions thereunder, for the Holders and YaZhu to execute and deliver this Agreement.

NOW THEREFORE THIS AGREEMENT WITNESSES that in consideration of the premises and mutual covenants, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereby agree as follows:

1.

DEFINITIONS

1.1

The following terms shall have the meanings provided therefor below or elsewhere in this Agreement as described below:

(a)

“Board” shall mean the board of directors of the Company;

(b)

“Common Stock” shall mean the shares of common stock in the capital of the Company;

(c)

“Closing” shall have the meaning ascribed to such term in the Master Amending Agreement;

(d)

“Deemed Value of the Shares” shall mean that number of Common Stock multiplied by a price per Common Stock of $1.00;

(e)

“Exchange Act” shall mean the Securities Exchange Act of 1934, as amended, and all of the rules and regulations promulgated thereunder;

(f)

“Effectiveness Date” means, with respect to the Initial Registration Statement, as soon as practicable, but in no event later than one hundred twenty (120) calendar days after the June 30, 2011 and, with respect to any additional Registration Statements which may be required to be filed hereunder pursuant to Section 2.3 or otherwise, not later than ninety (90) calendar days following the date on which the additional Registration Statement is required to be filed hereunder; provided, however, that in the event the Company is notified by the SEC that one of the above Registration Statements will not be reviewed or is no longer subject to further review and comments, the Effectiveness Date as to such Registration Statement shall be the fifth (5th) Trading Day following the date on which the Company is so notified if such date precedes the dates required above;

(g)

“Effectiveness Period” has the meaning as ascribed to it in Section 2.2;

(h)

“Filing Date” means, with respect to the Initial Registration Statement, within ninety (90) calendar days after the Closing and, with respect to any additional Registration Statements required to be filed hereunder pursuant to Section 2.3 or otherwise, sixty (60) calendar days following the earliest practicable date on which the Company is permitted by SEC Guidance to file such additional Registration Statement related to the Registrable Securities.

(i)

“Initial Registration Statement” means the initial Registration Statement filed pursuant to this Agreement.

(j)

“Holders” has the meaning set forth in Recital A;

(k)

“Registrable Securities” has the meaning set forth in Recital A;

(l)

Registration Statement” means any one or more registration statements filed with the SEC by the Company on Form S-3, or in the event the Company is not eligible to use Form S-3, on Form S-1, for the purpose of registering under the Securities Act all of the Registrable Securities for resale by, and for the account of, the Holders, including the Initial Registration Statement and any additional Registration Statements required to be filed hereunder pursuant to Section 2.3 or otherwise, including (in each case) the prospectus, amendments and supplements to such Registration Statement or prospectus, including pre- and post-effective amendments, all exhibits thereto, and all material incorporated by reference or deemed to be incorporated by reference in such Registration Statement;

(m)

“Rule 144” shall mean Rule 144 promulgated by the SEC pursuant to the Securities Act and any successor or substitute rule, law or provision;

(n)

“Rule 415” means Rule 415 promulgated by the SEC pursuant to the Securities Act, as such rule may be amended from time to time, or any similar rule or regulation hereafter adopted by the SEC having substantially the same purpose and effect as such rule;

(o)

“Rule 424” means Rule 424 promulgated by the SEC pursuant to the Securities Act, as such rule may be amended from time to time, or any similar rule or regulation hereafter adopted by the SEC having substantially the same purpose and effect as such rule;

(p)

“SEC” shall mean the United States Securities and Exchange Commission;

(q)

“SEC Guidance” means (i) any publicly-available written guidance, or rule of general applicability of the SEC staff, or (ii) written comments, requirements or requests of the SEC staff to the Company in connection with the review of a Registration Statement;

(r)

“Securities Act” shall mean the Securities Act of 1933, as amended, and all of the rules and regulations promulgated thereunder; and

(s)

“Trading Day” means (a) if the Common Stock is listed or quoted on the any national stock exchange or national quotation system, then any day during which securities are generally eligible for trading on the NASDAQ Market, or (b) if the Common Stock is not then listed or quoted and traded on the NASDAQ Market, then any business day.

2.

MANDATORY REGISTRATION.

2.1

The Company shall be required to file the Initial Registration Statement and any other Registration Statement required by Section 2.3 on or prior to each Filing Date until all of the Registrable Securities are registered for resale by the Holders as selling stockholders thereunder. On or prior to each Filing Date, the Company shall prepare and file with the SEC a Registration Statement for the purpose of registering under the Securities Act the resale of all of the Registrable Securities by, and for the account of, the Holders as selling stockholders thereunder, that are not then registered on an effective Registration Statement for an offering to be made on a continuous basis pursuant to Rule 415.  No other securities shall be included in the Initial Registration Statement that is filed except for the Registrable Securities. Subject to the terms of this Agreement, the Company shall cause a Registration Statement to be declared effective under the Securities Act as promptly as possible after the filing thereof, but in any event on or prior to the applicable Effectiveness Date.

2.2

The Company shall be required to keep a Registration Statement effective until such date that is the earlier of (the “Effectiveness Period”) (i) the date as of which all of the Holders may sell all of the Registrable Securities registered for resale thereon without volume or manner of sale restrictions pursuant to Rule 144 or (ii) the date when all of the Registrable Securities registered thereunder shall have been sold (such date is referred to herein as the “Mandatory Registration Termination Date”). Thereafter, the Company shall be entitled to withdraw such Registration Statement and the Holders shall have no further right to offer or sell any of the Registrable Securities registered for resale thereon pursuant to the respective Registration Statement (or any prospectus relating thereto).

2.3

If during the Effectiveness Period, subject to Sections 2.1and 2.3, the Company becomes aware that the number of Registrable Securities at any time exceeds the number of Registrable Securities then registered for resale in a Registration Statement, then the Company shall file as soon as reasonably practicable an additional Registration Statement covering the resale by the Holders of not less than the number of such Registrable Securities that are not then registered.

3.

PENALTIES/SUSPENSION OF A REGISTRATION STATEMENT.

3.1

 If: (i) the Initial Registration Statement and any other Registration Statement is not filed on or prior to its Filing Date, or (ii) the Company fails to file with the SEC a request for acceleration in accordance with Rule 461 promulgated under the Securities Act, within five (5) Trading Days of the date that the Company is notified (orally or in writing, whichever is earlier) by the SEC that the Initial Registration Statement or any other Registration Statement will not be “reviewed” or not be subject to further review, or (iii) prior to the Effectiveness Date of the Initial Registration Statement or any other Registration Statement, the Company fails to file a pre-effective amendment and otherwise respond in writing to comments made by the SEC in respect of such Initial Registration Statement or any other Registration Statement within ten (10) business days after the receipt of comments by or notice from the SEC that such amendment is required in order for such Initial Registration Statement or any other Registration Statement to be declared effective, a Registration Statement registering for resale all of the Registerable Shares is not declared effective by the SEC by the Effectiveness Date, or (iv) after the Effectiveness Date of the Initial Registration Statement or any other Registration Statement, such Initial Registration Statement or other Registration Statement ceases for any reason to remain continuously effective as to all Registrable Securities included in such Initial Registration Statement or other Registration Statement, as applicable, or the Holders are otherwise not permitted to utilize the prospectus within the Registration Statement to resell such Registrable Securities, for more than ten (10) consecutive calendar days or more than an aggregate of twenty (20) calendar days during any twelve (12) month period (which need not be consecutive calendar days), provided however that no such payments shall be required in connection with a Suspension Period (as hereinafter defined) (any such failure or breach being referred to as an “Event”, and for purposes of clause (i), (iv) or (v) the date on which such Event occurs, or for purposes of clause (ii) the date on which such five (5) Trading Day period is exceeded, or for purposes of clause (iii) the date which such ten (10) business day period is exceeded, or for purposes of clause (iv) the date on which such ten (10) or twenty (20) calendar day period, as applicable, is exceeded being referred to as “Event Date”), then, in addition to any other rights the Holders may have hereunder or under applicable law, on each such Event Date and on each monthly anniversary of each such Event Date (if the applicable Event shall not have been cured by such date) until the applicable Event is cured, the Company shall pay to each Investor on a monthly basis within three (3) business days of the end of the month an amount in cash, as partial liquidated damages and not as a penalty, equal to 1.5% of the Deemed Value of the Shares for any Registrable Securities then held by such Investor) that are not then eligible for resale pursuant to the Initial

Registration Statement or other Registration Statement. If the Company fails to pay any partial liquidated damages pursuant to this Section in full within ten (10) calendar days after the date payable, the Company will be required to pay such liquidated damages in cash only and shall pay interest thereon at a rate of 18% per annum (or such lesser maximum amount that is required to be paid by applicable law) to the Investor, accruing daily from the date such partial liquidated damages are due until such amounts, plus all such interest thereon, are paid in full. The partial liquidated damages pursuant to the terms hereof shall apply on a daily pro-rata basis for any portion of a month prior to the cure of an Event.

3.2

  The Company shall notify the Holders by facsimile or e-mail as promptly as practicable, and in any event, within two (2) Trading Days, after a Registration Statement is declared effective and shall simultaneously provide the Holders with a copy of any related prospectus to be used in connection with the sale or other disposition of the Registerable Securities covered thereby. Failure to notify the Holders in accordance with this Section 3.2 shall be deemed an Event under Section 4.1.

3.3

No Investor shall be entitled to a payment pursuant to this Section 3 if effectiveness of a Registration Statement has been delayed or a prospectus has been unavailable as a result of (i) a failure by such Investor to promptly provide on request by the Company the information required under this Agreement or requested by the SEC as a condition to effectiveness of a Registration Statement; (ii) the provision of inaccurate or incomplete information by such Investor; or (iii) a statement or determination of the SEC that any provision of the rights of the Investor under this Agreement are contrary to the provisions of the Securities Act.

4.

OBLIGATIONS OF THE COMPANY.

4.1

In connection with the Company’s obligation under Section 2 hereof to file a Registration Statement with the SEC and to use its commercially reasonable efforts to cause a Registration Statement to become effective, the Company shall, as expeditiously as reasonably possible:

(a)

prepare and file with the SEC such amendments and supplements to a Registration Statement and the prospectus used in connection therewith as may be necessary to comply with the provisions of the Securities Act with respect to the disposition of all Registrable Securities covered by a Registration Statement;

(b)

furnish to the selling Holders such number of copies of a prospectus, including a preliminary prospectus, in conformity with the requirements of the Securities Act, and such other documents (including, without limitation, prospectus amendments and supplements as are prepared by the Company in accordance with Section 4.1(a) above) as the selling Holders may reasonably request in order to facilitate the disposition of such selling Holders’ Registrable Securities;

(c)

use commercially reasonable efforts to comply with all applicable rules and regulations of the SEC under the Securities Act and the Exchange Act, including, without limitation, Rule 172 under the Securities Act, file any final prospectus, including any supplement or amendment thereof, with the SEC pursuant to Rule 424 under the Securities Act, promptly inform the Holders in writing if, at any time during the Effectiveness Period, the Company does not satisfy the conditions specified in Rule 172 and, as a result thereof, the Holders are required to deliver a prospectus in connection with any disposition of Registrable Securities; notify the selling Holders of the happening of any event as a result of which the prospectus included in or relating to a Registration Statement contains an untrue statement of a material fact or omits any fact necessary to make the statements therein not misleading; and, thereafter, subject to Section 10 hereof, the Company will promptly prepare (and, when completed, give notice and provide a copy thereof to each selling Investor) a supplement or amendment to such prospectus so that such prospectus will not contain an untrue statement of a material fact or omit to state any fact necessary to make the statements therein not misleading; provided that upon such notification by the Company (which shall be a Suspension pursuant to Section 10), the selling Holders will not offer or sell Registrable Securities until the Company has notified the selling Holders that it has prepared a supplement or amendment to such prospectus and filed it with the SEC or, if the Company does not then meet the conditions for the use of Rule 172, delivered copies of such supplement or amendment to the selling Holders (it being understood and agreed by the Company that the foregoing proviso shall in no way diminish or otherwise impair the Company’s obligation to promptly prepare a prospectus amendment or supplement as above provided in this Section 5.1(c) and deliver copies of same as above provided in Section 5.1(b) hereof); and

(d)

use commercially reasonable efforts to register and qualify the Registrable Securities covered by a Registration Statement under such other securities or Blue Sky laws of such states as shall be reasonably appropriate in the opinion of the Company, provided that the Company shall not be required in connection therewith or as a condition thereto to qualify to do business or to file a general consent to service of process in any such states or jurisdictions, and provided further that (notwithstanding anything in this Agreement to the contrary with respect to the bearing of expenses) if any jurisdiction in which any of such Registrable Securities shall be qualified shall require that expenses incurred in connection with the qualification therein of any such Registrable Securities be borne by the selling Holders, then the selling Holders shall, to the extent required by such jurisdiction, pay their pro rata share of such qualification expenses.

(e)

Subject to the terms and conditions of this Agreement, including Section 3 hereof, the Company shall use its commercially reasonable efforts to (i) prevent the issuance of any stop order or other suspension of effectiveness of a Registration Statement, or the suspension of the qualification of any of the Registrable Securities for sale in any jurisdiction in the United States, and (ii) if such an order or suspension is issued, obtain the withdrawal of such order or suspension at the earliest practicable moment and notify each holder of Registrable Securities of the issuance of such order and the resolution thereof or its receipt of notice of the initiation or threat of any proceeding such purpose.

(f)

The Company shall (i) comply with all requirements of the Financial Industry Regulatory Authority, Inc. with regard to the issuance of the Registerable Securities and the listing thereof on the OTC Bulletin Board and such other securities exchange or automated quotation system, as applicable, and (ii) engage a transfer agent and registrar to maintain the Company’s stock ledger for all

Registrable Securities covered by a Registration Statement not later than the effective date of a Registration Statement.

5.

FURNISH INFORMATION.

5.1

It shall be a condition precedent to the obligations of the Company to take any action pursuant to this Agreement that the selling Holders shall furnish to the Company such information regarding them and the securities held by them as the Company shall reasonably request and as shall be required in order to effect any registration by the Company pursuant to this Agreement. Each Investor shall promptly notify the Company of any changes in the information furnished to the Company.

6.

EXPENSES OF REGISTRATION.

6.1

Except as set forth in Section 4.1(d), all expenses incurred in connection with the registration of the Registrable Securities pursuant to this Agreement, including without limitation all registration and qualification and filing fees, printing, fees and disbursements of counsel for the Company and fees and expenses of one counsel to the Holders, shall be borne by the Company; provided however that the Holders shall be required to pay the expenses of counsel and any other advisors for the Holders and any brokerage or other selling discounts or commissions and any other expenses incurred by the Holders for their own account.

7.

DELAY OF REGISTRATION.

7.1

The Holders shall not take any action to restrain, enjoin or otherwise delay any registration as the result of any controversy which might arise with respect to the interpretation or implementation of this Agreement.

8.

INDEMNIFICATION.

8.1

To the extent permitted by law, the Company will indemnify and hold harmless each selling Investor, and each officer and director of such selling Investor and each person, if any, who controls such selling Investor, within the meaning of the Securities Act, against any losses, claims, damages or liabilities, joint or several, to which they may become subject under the Securities Act or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon (i) any untrue or alleged untrue statement of any material fact contained in a Registration Statement, in any preliminary prospectus or final prospectus relating thereto or in any amendments or supplements to a Registration Statement or any such preliminary prospectus or final prospectus, or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein, or necessary to make the statements therein not misleading and (ii) any blue sky application or other document executed by the Company specifically for that purpose or based upon written information furnished by the Company filed in any state or other jurisdiction in order to qualify any or all of the Registrable Securities under the securities laws thereof (any such application, document or information herein called a “Blue Sky Application”); (iii) the omission or alleged omission to state in a Blue Sky Application a material fact required to be stated therein or necessary to make the statements therein not misleading; (iv) any violation by the Company or its agents of any rule or regulation promulgated under the Securities Act applicable to the Company or its agents and relating to action or inaction required of the Company in connection with such registration; or (v) any failure to register or qualify the Registrable Securities included in any such Registration Statement in any state where the Company or its agents has affirmatively undertaken or agreed in writing that the Company will undertake such registration or qualification on an Investor’s behalf; and will reimburse such selling Investor, or such officer, director or controlling person for any legal or other expenses reasonably incurred by them in connection with investigating or defending any such loss, claim, damage, liability or action; provided, however, that the indemnity agreement contained in this Section 8.1 shall not apply to amounts paid in settlement of any such loss, claim, damage, liability or action if such settlement is effected without the consent of the Company (which consent shall not be unreasonably withheld), nor shall the Company be liable in any such case for any such loss, damage, liability or action to the extent that it arises out of or is based upon (i) an untrue statement or alleged untrue statement or omission made in connection with a Registration Statement, any preliminary prospectus or final prospectus relating thereto or any amendments or supplements to a Registration Statement or any such preliminary prospectus or final prospectus, in reliance upon and in conformity with written information furnished expressly for use in connection with a Registration Statement or any such preliminary prospectus or final prospectus by the selling Holders or (ii) at any time when the Company has advised the Investor in writing that the Company does not meet the conditions for use of Rule 172 and as a result that the Investor is required to deliver a current prospectus in connection with any disposition of Registrable Securities, an untrue statement or alleged untrue statement or omission in a prospectus that is (whether preliminary or final) corrected in any subsequent amendment or supplement to such prospectus that was delivered to the selling Investor before the pertinent sale or sales by the selling Investor.

8.2

To the extent permitted by law, each selling Investor will severally and not jointly indemnify and hold harmless the Company, each of its directors, each of its officers who have signed a Registration Statement, each person, if any, who controls the Company within the meaning of the Securities Act, against any losses, claims, damages or liabilities to which the Company or any such director, officer, controlling person, may become subject to, under the Securities Act or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereto) arise out of or are based upon any untrue or alleged untrue statement of any material fact contained in a Registration Statement or any preliminary prospectus or final prospectus, relating thereto or in any amendments or supplements to a Registration Statement or any such preliminary prospectus or final prospectus, or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, in each case to the extent and only to the extent that such untrue statement or alleged untrue statement or omission or alleged omission (i) was made in a Registration Statement, in any preliminary prospectus or final prospectus relating thereto or in any amendments or supplements to a Registration Statement or any such preliminary prospectus or final prospectus, in reliance upon and in conformity with written information furnished by the selling Investor expressly for use in connection with a Registration Statement, or any preliminary prospectus or final prospectus or (ii) at any time when the Company has advised the Investor in writing that the Company does not meet the conditions for use of Rule 172 and as a result that the Investor is required to deliver a current prospectus in connection with any disposition of Registrable Securities, was corrected in any subsequent amendment or supplement to such prospectus that was delivered to the selling Investor before the pertinent sale or sales by the selling Investor; and such selling Investor will reimburse any legal or other expenses reasonably incurred by the Company or any such director, officer, controlling person, or other selling Investor in connection with investigating or defending any such loss, claim, damage, liability or action, provided, however, that the liability of each selling Investor hereunder shall be limited to the net proceeds received by such selling Investor from the sale of Registrable Securities giving rise to such liability, and provided, further, however,  that the indemnity agreement contained in this Section 9.1 shall not apply to amounts paid in settlement of any such loss, claim, damage, liability or action if such settlement is effected without the consent of those selling Investor(s) against which the request for indemnity is being made (which consent shall not be unreasonably withheld).

8.3

Promptly after receipt by an indemnified party under this Section 8 of notice of the commencement of any action, such indemnified party will, if a claim in respect thereof is to be made against any indemnifying party under this Section 8, notify the indemnifying party in writing of the commencement thereof and the indemnifying party shall have the right to participate in and, to the extent the indemnifying party desires, jointly with any other indemnifying party similarly noticed, to assume at its expense the defense thereof with counsel satisfactory to the indemnifying party or indemnifying parties, but the omission so to notify the indemnifying party will not relieve it from any liability which it may have to any indemnified party for contribution or otherwise under the indemnity agreement contained in this Section 8 (except to the extent that such omission materially and adversely affects the indemnifying person’s ability to defend such action). In the event that the indemnifying party assumes any such defense, the indemnified party may participate in such defense with its own counsel and at its own expense, provided, however, if the defendants in any such action include both the indemnified party and the indemnifying party and the indemnified party shall have reasonably concluded, based on an opinion of counsel reasonably satisfactory to the indemnifying party, that there may be a conflict of interest between the positions of the indemnifying party and the indemnified party in conducting the defense of any such action or that there may be legal defenses available to it and/or other indemnified parties which are different from or additional to those available to the indemnifying party, the indemnified party or parties shall have the right to select separate counsel to assume such legal defenses and to otherwise participate in the defense of such action on behalf of such indemnified party or parties. Upon receipt of notice from the indemnifying party to such indemnified party of its election to assume the defense of such action and approval by the indemnified party of counsel, the indemnifying party will not be liable to such indemnified party under this Section 8 for any legal or other expenses subsequently incurred by such indemnified party in connection with the defense thereof unless the indemnified party shall have employed such counsel in connection with the assumption of legal defenses in accordance with the proviso to the preceding sentence (it being understood, however, that the indemnifying party shall not be liable for the expenses of more than one separate counsel and one local counsel, reasonably satisfactory to such indemnifying party, representing all of the indemnified parties who are parties to such action in which case the reasonable fees and expenses of counsel shall be at the expense of the indemnifying party.

8.4

Notwithstanding anything to the contrary herein, the indemnifying party shall not be entitled to settle any claim, suit or proceeding unless in connection with such settlement the indemnified party receives an unconditional release with respect to the subject matter of such claim, suit or proceeding and such settlement does not contain any admission of fault by the indemnified party.

8.5

If the indemnification provided for in this Section 8 is unavailable to or insufficient to hold harmless an indemnified party under Section 8.1or 8.2 above in respect of any losses, claims, damages or liabilities (or actions or proceedings in respect thereof) referred to therein, then each indemnifying party shall contribute to the amount paid or payable by such indemnified party as a result of such losses, claims, damages or liabilities (or actions in respect thereof) in such proportion as is appropriate to reflect the relative fault of the Company on the one hand and the Holders on the other in connection with the statements or omissions or other matters which resulted in such losses, claims, damages or liabilities (or actions in respect thereof), as well as any other relevant equitable considerations. The relative fault shall be determined by reference to, among other things, in the case of an untrue statement, whether the untrue statement relates to information supplied by the Company on the one hand or an Investor on the other and the parties’ relative intent, knowledge, access to information and opportunity to correct or prevent such untrue statement. The Company and the Holders agree that it would not be just and equitable if contribution pursuant to this Section 8.5 were determined by pro rata allocation (even if the Holders were treated as one entity for such purpose) or by any other method of allocation which does not take into account the equitable considerations referred to above in this Section 8.5. The amount paid or payable by an indemnified party as a result of the losses, claims, damages or liabilities (or actions in respect thereof) referred to above in this Section 8.5 shall be deemed to include any legal or other expenses reasonably incurred by such indemnified party in connection with investigating or defending any such action or claim. No person guilty of fraudulent misrepresentation (within the meaning of Section 10(f) of the Securities Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation. The Holders’ obligations in this subsection to contribute are several in proportion to their sales of Registrable Securities to which such loss relates and not joint. In no event shall the contribution obligation of an Investor be greater in amount than the dollar amount of the Deemed Value of the Shares (net of all expenses paid by such Investor in connection with any claim relating to this Section 8 and the amount of any damages such Investor has otherwise been required to pay by reason of such untrue or alleged untrue statement or omission or alleged omission) received by it upon the sale of the Registrable Securities giving rise to such contribution obligation.

8.6

The parties to this Agreement hereby acknowledge that they are sophisticated business persons who were represented by counsel during the negotiations regarding the provisions hereof including, without limitation, the provisions of this Section 8, and are fully informed regarding said provisions. They further acknowledge that the provisions of this Section 9 fairly allocate the risks in light of the ability of the parties to investigate the Company and its business in order to assure that adequate disclosure is made in a Registration Statement as required by the Securities Act and the Exchange Act.

9.

REPORTS UNDER THE EXCHANGE ACT.

9.1

With a view to making available to the Holders the benefits of Rule 144 and any other rule or regulation of the SEC that may at any time permit the Holders to sell the Registrable Securities to the public without registration, the Company agrees: (i) to make and keep public information available as those terms are understood in Rule 144, (ii) to file with the SEC in a timely manner all reports and other documents required to be filed by an issuer of securities registered under the Securities Act or the Exchange Act pursuant to Rule 144, (iii) as long as any Investor owns any Registrable Securities, to furnish in writing upon such Investor’s request a written statement by the Company that it has complied with the reporting requirements of Rule 144 and of the Securities Act and the Exchange Act, and to furnish to such Investor a copy of the most recent annual or quarterly report of the Company, and such other reports and documents so filed by the Company as may be reasonably requested in availing such Investor of any rule or regulation of the SEC permitting the selling of any such Registrable Securities without registration and (iv) undertake any additional actions reasonably necessary to maintain the availability of the use of Rule 144.

10.

SUSPENSION.

10.1

Notwithstanding anything in this Agreement to the contrary, in the event (i) of any request by the SEC or any other federal or state governmental authority during the period of effectiveness of a Registration Statement for amendments or supplements to a Registration Statement or related prospectus or for additional information; (ii) of the issuance by the SEC or any other federal or state governmental authority of any stop order suspending the effectiveness of a Registration Statement or the initiation of any proceedings for that purpose; (iii) of the receipt by the Company of any notification with respect to the suspension of the qualification or exemption from qualification of any of the Registrable Securities for sale in any jurisdiction or the initiation of any proceeding for such purpose; (iv) of any event or circumstance which necessitates the making of any changes in a Registration Statement or related prospectus, or any document incorporated or deemed to be incorporated therein by reference, so that, in the case of a Registration Statement, it will not contain any untrue statement of a material fact or any omission to state a material fact required to be stated therein or necessary to make the statements therein not misleading, and that in the case of the prospectus, it will not contain any untrue statement of a material fact or any omission to state a material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading; or (v) that the Board has made the good faith determination (A) that continued use by the selling Holders of a Registration Statement for purposes of effecting offers or sales of Registrable Securities pursuant thereto would require, under the Securities Act, premature disclosure in a Registration Statement (or the prospectus relating thereto) of material, nonpublic information concerning the Company, its business or prospects or any proposed material transaction involving the Company, (B) that such premature disclosure would be materially adverse to the Company, its business or prospects or any such proposed material transaction or would make the successful consummation by the Company of any such material transaction significantly less likely and (C) that it is therefore essential to suspend the use by the Holders of such Registration Statement (and the prospectus relating thereto) for purposes of effecting offers or sales of Registrable Securities pursuant thereto, then the Company shall furnish to the selling Holders a certificate signed by the President or Chief Executive Officer of the Company setting forth one or more of the above described circumstances, and the right of the selling Holders to use a Registration Statement (and the prospectus relating thereto) shall be suspended for a period (the “Suspension Period”) of not more than forty-five (45) days after delivery by the Company of the certificate referred to above in this Section 10; provided that the Company shall be entitled to no more than two such Suspension Periods during the twelve (12) month period commencing on the Closing and during each subsequent twelve (12) month period until the Mandatory Registration Termination Date (including any extension thereto). During the Suspension Period, none of the Holders shall offer or sell any Registrable Securities pursuant to or in reliance upon a Registration Statement (or the prospectus relating thereto) and each of the Holders shall keep the fact of the above described certificate and its contents confidential. The Company shall use commercially reasonable efforts to terminate any Suspension Period as promptly as practicable.

11.

TRANSFER OF REGISTRATION RIGHTS.

11.1

An Investor may transfer or assign, in whole or from time to time in part, to one or more persons its rights hereunder in connection with the transfer of Registrable Securities by such Investor to such person, provided that such Investor complies with all laws applicable thereto and provides written notice of assignment to the Company promptly after such assignment is effected and, provided, further that such person agrees to become a party to, and bound by, all of the terms and conditions of, this Agreement by duly executing and delivering to the Company an Instrument of Adherence in the form attached as Exhibit A hereto.

12.

ENTIRE AGREEMENT.

12.1

This Agreement and the Master Amending Agreement constitute and contain the entire agreement and understanding of the parties with respect to the subject matter hereof, and supersede any and all prior negotiations, correspondence, agreements or understandings with respect to the subject matter hereof.

13.

MISCELLANEOUS.

13.1

This Agreement may not be amended, modified or terminated, and no rights or provisions may be waived, except with the written consent of the Company.

13.2

 This Agreement shall be governed by and construed and enforced in accordance with the laws of the State of Nevada and without regard to any conflicts of laws concepts which would apply the substantive law of some other jurisdiction, and shall be binding upon and inure to the benefit of the parties hereto and their respective heirs, personal representatives, successors or assigns, provided that, to the extent applicable, the terms and conditions of Section 11 hereof are satisfied. This Agreement shall also be binding upon and inure to the benefit of any transferee of any of the Registrable Securities provided that the terms and conditions of Section 11 hereof are satisfied. Notwithstanding anything in this Agreement to the contrary, if at any time any Investor shall cease to own any Registrable Securities, all of such Investor’s rights under this Agreement shall immediately terminate.

13.3

Each of the parties hereto irrevocably submits to the exclusive jurisdiction of the courts of the State of Nevada for the purpose of any suit, action, proceeding or judgment relating to or arising out of this Agreement and the transactions contemplated hereby. Service of process in connection with any such suit, action or proceeding may be served on each party hereto anywhere in the world by the same methods as are specified for the giving of notices under this Agreement. Each of the parties hereto irrevocably consents to the jurisdiction of any such court in any such suit, action or proceeding and to the laying of venue in such court. Each party hereto irrevocably waives any objection to the laying of venue of any such suit, action or proceeding brought in such courts and irrevocably waives any claim that any such suit, action or proceeding brought in any such court has been brought in an inconvenient forum. EACH OF THE PARTIES HERETO WAIVES ANY RIGHT TO REQUEST A TRIAL BY JURY IN ANY LITIGATION WITH RESPECT TO THIS AGREEMENT AND REPRESENTS THAT COUNSEL HAS BEEN CONSULTED SPECIFICALLY AS TO THIS WAIVER.

13.4

Any notices, reports or other correspondence (hereinafter collectively referred to as “correspondence”) required or permitted to be given hereunder shall be in writing and shall be sent by postage prepaid first class mail, courier or telecopy or delivered by hand to the party to whom such correspondence is required or permitted to be given hereunder, and shall be deemed sufficient upon receipt when delivered personally or by courier, overnight delivery service or confirmed facsimile, or three (3) business days after being deposited in the regular mail as certified or registered mail (airmail if sent internationally) with postage prepaid, if such notice is addressed to the party to be notified at such party’s address or facsimile number as set forth below:

13.5

All correspondence to the parties to this Agreement shall be to the address of that parties on the first page of this Agreement.

13.6

Any party may change the address to which correspondence to it is to be addressed by written notification as provided for herein.

13.7

The parties acknowledge and agree that in the event of any breach of this Agreement, remedies at law may be inadequate, and each of the parties hereto shall be entitled to seek specific performance of the obligations of the other parties hereto and such appropriate injunctive relief as may be granted by a court of competent jurisdiction.

13.8

Time shall be of the essence hereof.

13.9

The Parties will execute and deliver all such further documents, do or cause to be done all such further acts and things, and give all such further assurances as may be necessary to give full effect to the provisions and intent of this Agreement.

13.10

Should any part or provision of this Agreement be held unenforceable or in conflict with the applicable laws or regulations of any jurisdiction, the invalid or unenforceable part or provisions shall be replaced with a provision which accomplishes, to the extent possible, the original business purpose of such part or provision in a valid and enforceable manner, and the remainder of this Agreement shall remain binding upon the parties hereto.

13.11

This Agreement may be executed in a number of counterparts, any of which together shall for all purposes constitute one Agreement, binding on all the parties hereto notwithstanding that all such parties have not signed the same counterpart.

IN WITNESS THEREOF this Agreement has been executed by the parties on the date first above written.

SIGNED, SEALED and DELIVERED by KUNEKT CORPORATION in the presence of: Signature Print Name Address Occupation	) ) ) ) ) ) ) ) ) ) ) ) ) ) )	KUNEKT CORPORATION Per: /s/ Mark Bruk MARK BRUK Authorized Signatory

SIGNED, SEALED and DELIVERED by YA ZHU SILK, INC. in the presence of: Signature Print Name Address Occupation	) ) ) ) ) ) ) ) ) ) ) ) ) ) )	YA ZHU SILK, INC. Per: /s/ Ya Zhu YA ZHU Authorized Signatory

SIGNED, SEALED and DELIVERED by AMS-INT ASIA LIMITED in the presence of: Signature Print Name Address Occupation	) ) ) ) ) ) ) ) ) ) ) ) ) ) )	AMS-INT ASIA LIMITED Per: /s/ Fengrui Yue FENGRUI YUE Authorized Signatory

SIGNED, SEALED and DELIVERED by FENGRUI YUE in the presence of: Signature Print Name Address Occupation	) ) ) ) ) ) ) ) ) ) ) ) )	/s/ Fengrui Yue FENGRUI YUE

SIGNED, SEALED and DELIVERED by MATT LI in the presence of: Signature Print Name Address Occupation	) ) ) ) ) ) ) ) ) ) ) ) )	/s/ Matt Li MATT LI

SIGNED, SEALED and DELIVERED by BEIJING YIYUEQIJI SCIENCE AND TECHNOLOGY DEVELOPMENT LTD. INC. in the presence of: Signature Print Name Address Occupation	) ) ) ) ) ) ) ) ) ) ) ) ) ) )	BEIJING YIYUEQIJI SCIENCE AND TECHNOLOGY DEVELOPMENT LTD. INC. Per: /s/ Fengrui Yue FENGRUI YUE Authorized Signatory

SIGNED, SEALED and DELIVERED by GUANGZHOU XINWEI COMMUNICATIONS TECHNOLOGY LTD. INC. in the presence of: Signature Print Name Address Occupation	) ) ) ) ) ) ) ) ) ) ) ) ) ) )	GUANGZHOU XINWEI COMMUNICATIONS TECHNOLOGY LTD. INC. Per: /s/ Fengrui Yue FENGRUI YUE Authorized Signatory

SIGNED, SEALED and DELIVERED by MARK BRUK in the presence of: Signature Print Name Address Occupation	) ) ) ) ) ) ) ) ) ) ) ) )	/s/ Mark Bruk MARK BRUK

EXHIBIT A

Instrument of Adherence

Reference is hereby made to that certain Registration Rights Agreement, dated as of June ____, 2011, among Ya Zhu Silk, Inc., a Nevada corporation (the “Company”) and the Holders, as defined in the Registration Rights Agreement. Capitalized terms used herein without definition shall have the respective meanings ascribed thereto in the Registration Rights Agreement.

The undersigned, in order to become the owner or holder of [______________________] shares of common stock, par value $0.001 per share (the “Common Stock”), of the Company, hereby agrees that, from and after the date hereof, the undersigned has become a party to the Registration Rights Agreement in the capacity of an Investor and is entitled to all of the benefits under, and is subject to all of the obligations, restrictions and limitations set forth in, the Registration Rights Agreement that are applicable to the Holders. This Instrument of Adherence shall take effect and shall become a part of the Registration Rights Agreement immediately upon execution.

Executed as of the date set forth below under the laws of the State of Nevada.

      Signature:   __________________

Name:

Title:

Accepted:
[___________________]

By:	_____________________
Name:
Title:

Date: ___________________________, 20__

C-1